   UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________

FORM 8-K

___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Of Earliest Event Reported):  May 28, 2010

GLOBAL MOBILETECH, INC.

 (Exact name of registrant as specified in charter)

Commission File Number:  000-53493

Nevada	26-1550187
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

25 West Cataldo, Suite A Spokane, Washington	99201
(Address of principal executive offices)	(Zip Code)

(509) 7231312
(Registrant’s telephone number, including area code)
Trevenex Resources, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 8.01  Other Events

On May 28, 2010, Global MobileTech, Inc. received notice from FINRA that its symbol on the OTC Bulletin Board will change, effective at the open of business June 1, 2010, from TRVX to GLMB.

A copy of the press release announcing the new ticker symbol is furnished herewith and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01   Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Document
99.1	Press release dated June 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL MOBILETECH, INC. (Registrant)

Date: June 1, 2010	By:	/s/ Aik Fun Chong
Aik Fun Chong President and CEO